Filed Pursuant to Rule 497(a)
File No. 333-172676
Rule 482 Ad

For Immediate Release

Contact:	Neil A. Daniele Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, NY 10281 (212) 667-1873

JAPAN SMALLER CAPITALIZATION FUND, INC.
ANNOUNCES FILING FOR A PROPOSED RIGHTS OFFERING

NEW YORK, NY, March 8, 2011 –  Japan Smaller Capitalization Fund, Inc. (NYSE: JOF) (the “Fund”) announced that it filed a preliminary Registration Statement with the Securities and Exchange Commission relating to the potential offering of additional shares of common stock of the Fund (“Common Stock”) pursuant to a proposed rights offering.

The Board of Directors of the Fund has not yet approved a rights offering.  No rights offering will be made unless the Fund’s Board of Directors approves such rights offering and the definitive terms of the offering, which may differ from those currently proposed.

The preliminary Registration Statement contemplates that the Fund will issue to holders of Common Stock transferable rights to acquire new shares of Common Stock based on the number of shares owned by such holders on a record date to be set by the Fund’s Board of Directors.

The Fund is a non-diversified, closed-end management investment company.  The Fund invests primarily in the securities of smaller capitalization companies in Japan, and is designed for investors seeking long-term capital appreciation.  The Manager of the Fund is Nomura Asset Management U.S.A. Inc., which is based in New York.  Nomura Asset Management U.S.A. Inc. is a subsidiary of Nomura Asset Management Co., Ltd., which is one of the largest investment advisory companies in Japan in terms of assets under management and which serves as the Investment Adviser to the Fund.

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Investors should consider the above Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus will contain this and other information about the Fund and should be read carefully before investing.  When available, investors may obtain copies of the prospectus from the Fund.

The information in this communication is not complete and may be changed.  The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective.  This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.